UNITED STATES
SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20369

FORM 8−K/A
Amendment No. 1

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report September 3, 2015

CORE RESOURCE MANAGEMENT, INC.
(Exact name of registrant as specified in charter)

Nevada	000-55010	46-2029981
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 E. Camelback, Suite 211
Phoenix, AZ 85016
(Address of principal executive offices)

(602) 314-3231
Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Explanatory Note This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report of Form 8-K of Core Resource Management, Inc., dated August 25, 2015 (the “Original Form 8-K”). This Form 8-K/A is being filed to include the auditor SEC letter received September 3, 2015. As part of Item 9.01(d), 16.1 exhibits, this filing will supply the letter from Chapman, Hext & Co, P.C.   This Form 8-K/A amends and restates in its entirety Item 9.01(d) of the Original Form 8-K. No other changes were made to the Original Form 8-K. References to the exhibits in this Form 8-K/A are references to the exhibits filed with the Original 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

16.1 Letter from Chapman, Hext & Co., P.C.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8−K to be signed on its behalf by the undersigned, thereunto duly authorized.

CORE RESOURCE MANAGEMENT, INC.

Dated: September 3, 2015	By:	/s/ Dennis W. Miller
Mr. Dennis W. Miller
Chief Executive Officer